                                               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into SCE Funding
LLC's previously filed Registration Statement File No. 333-30785.

                                                                       ARTHUR ANDERSEN LLP
                                                                       ARTHUR ANDERSEN LLP

Los Angeles, California
March 29, 2001